Acquisition Activity	6 Months Ended	12 Months Ended
	Jun. 30, 2011	Dec. 31, 2010
Acquisition Activity [Abstract]
Acquisition Activity

Note 3   Acquisition Activity

On June 2, 2011, BKU entered into a Merger Agreement with Herald National Bank ("Herald"), a national banking association based in the New York metropolitan area ("Merger Agreement").  The Merger Agreement provides that, upon the terms and subject to the conditions set forth therein, a to-be-formed direct, wholly-owned national bank subsidiary of BKU will merge with and into Herald, with Herald continuing as the surviving entity and a wholly-owned subsidiary of BKU. Upon completion of the merger, holders of Herald common and preferred stock will receive cash or shares of BKU common stock having a value equal to $1.35 plus the value of 0.099 shares of BKU common stock as of the effective time of the Merger. The Merger Agreement provides that the surviving bank will be merged with and into BankUnited, with BankUnited surviving, in August 2012.  Completion of the Merger is subject to various customary conditions, including, among others, (a) ratification and confirmation of the Merger Agreement by Herald shareholders, (b) effectiveness of the registration statement for the BKU common stock to be issued in the Merger and approval of the listing on the New York Stock Exchange of the BKU common stock to be issued in the Merger, (c) the absence of any law or order prohibiting the closing of the Merger and (d) receipt of required regulatory approvals.

Note 2 Acquisitions

        On May 21, 2009, BankUnited entered into a purchase and assumption agreement (the "FSB Agreement") with the FDIC, as receiver, pursuant to which BankUnited acquired substantially all of the assets and assumed substantially all of the non-brokered deposits and other liabilities of BankUnited, FSB.

        Prior to the Acquisition, BankUnited, FSB was a community bank headquartered in Coral Gables, Florida that operated 85 banking branches in 13 counties in Florida. Excluding the effects of acquisition accounting adjustments, the Bank acquired $13.6 billion in assets and assumed $12.8 billion of the deposits and liabilities of BankUnited, FSB. The Bank received net consideration in the amount of $2.2 billion, partially offset by liabilities due to the FDIC in the amount of $156.8 million.

        In connection with the Acquisition, the Bank entered into loss sharing agreements with the FDIC that cover single family residential mortgage loans, commercial real estate, commercial and industrial and consumer loans, certain investment securities and other real estate owned ("OREO"), collectively referred to as the "covered assets". The Bank acquired other BankUnited, FSB assets that are not covered by the loss sharing agreements with the FDIC including cash balances of $1.2 billion, certain investment securities purchased at fair value and other tangible assets. Pursuant to the terms of the loss sharing agreements, the covered assets are subject to a stated loss threshold whereby the FDIC will reimburse the Bank for 80% of losses of up to $4.0 billion, and 95% of losses in excess of this amount. The Bank will reimburse the FDIC for its share of recoveries with respect to losses for which the FDIC paid the Bank a reimbursement under the loss sharing agreements. The FDIC's obligation to reimburse the Company for losses with respect to covered assets begins with the first dollar of loss incurred. The expected reimbursements under the loss sharing agreements were recorded as an indemnification asset at its estimated fair value of $3.4 billion on the acquisition date. The indemnification asset reflects the present value of the expected net cash reimbursements under the loss sharing agreements.

        The amounts covered by the loss sharing agreements are the pre-acquisition book values of the underlying covered assets, the contractual balance of unfunded commitments that were acquired, plus certain interest and expenses. The loss sharing agreements are subject to servicing procedures specified in the agreement with the FDIC. The loss sharing agreement applicable to single family residential mortgage loans provides for FDIC loss sharing and the Bank's reimbursement of recoveries to the FDIC for ten years. The loss sharing agreements applicable to all other covered assets provide for FDIC loss sharing for five years and the Bank's reimbursement of recoveries to the FDIC for 8 years. Under the loss sharing agreements, the Bank may sell up to 2.5% of the acquired residential and commercial loan portfolio, with certain restrictions, based on the unpaid principal balance ("UPB") of the loans on an annual basis without prior consent from the FDIC. If the Bank seeks to sell residential or non-residential loans in excess of the agreed 2.5% threshold, nine months prior to the tenth anniversary or fifth anniversary, respectively, and does not receive approval from the FDIC, the loss sharing agreements are extended for a period of two years after the respective anniversaries. The loss sharing term is extended only with respect to the loans to be included in such sales. The Bank will have the right to sell all or any portion of such loans without FDIC consent, at any time within nine months prior to the respective extended termination dates.

        The Acquisition was determined to be a business combination; accordingly, the assets acquired and liabilities assumed were recorded at their estimated fair values at the acquisition date. The determination of the initial fair value of loans purchased in the acquisition and the initial fair value of the related FDIC indemnification asset involved a high degree of judgment and complexity and required management to make subjective assumptions about discount rates, future expected cash flows, market conditions and other future events that are subject to change. The amount the Company ultimately realizes from these assets could differ materially from the initial estimates.

        The following table summarizes the carrying amount and estimated fair values of assets acquired and liabilities assumed as of the acquisition date (in thousands):

	As Recorded by BankUnited FSB	Fair Value Adjustments	Net Cash Received From the FDIC	As Recorded by the Company
Assets
Cash and cash equivalents	$1,160,321	$—	$2,156,393	$3,316,714
Investment securities, at fair value	608,388	(69,444)	—	538,944
FHLB stock	243,334	—	—	243,334
Loans	11,174,232	(6,163,904)	—	5,010,328
FDIC receivable	—	69,444	—	69,444
FDIC indemnification asset	—	3,442,890	—	3,442,890
Bank owned life insurance	129,111	—	—	129,111
Other real estate owned	199,819	(22,140)	—	177,679
Deferred tax asset, net	—	37,269	—	37,269
Goodwill and other intangible assets	—	61,150	—	61,150
Other assets	95,171	(44,696)	—	50,475

Total assets	13,610,376	(2,689,431)	2,156,393	13,077,338

Liabilities
Deposits	8,225,916	108,566	—	8,334,482
Securities sold under agreements to repurchase	1,310	—	—	1,310
Federal Home Loan Bank advances	4,429,350	201,264	—	4,630,614
Advance payments by borrowers for taxes and insurance	52,362	—	—	52,362
Other liabilities	59,137	(567)	—	58,570

Total liabilities	12,768,075	309,263	—	13,077,338

Net Assets	$842,301	$(2,998,694)	$2,156,393	$—

        Goodwill and other intangible assets recognized in conjunction with the Acquisition include approximately $59.4 million of goodwill and a $1.8 million core deposit intangible asset.

        The following is a description of the methods used to determine the fair values of significant assets acquired and liabilities assumed.

        Cash and cash equivalents, securities sold under agreements to repurchase and advance payments by borrowers for taxes and insurance: The carrying amount of these assets and liabilities was considered a reasonable estimate of fair value based on the short-term, liquid nature of these assets.

Investment securities:

        Fair values of investment securities were based on quoted market prices, where available. If quoted market prices were not available, fair value estimates were based on observable inputs including quoted market prices for similar instruments, quoted market prices in inactive markets or other inputs observable in the market. In the absence of observable inputs, fair value was estimated based on pricing models and/or discounted cash flow methodologies.

FHLB stock:

        Par value was considered a reasonable estimate of fair value based on the redemption provisions of the securities, as these instruments are restricted securities with no evidence of impairment at the time of acquisition.

Loans:

        Fair values for loans were based on a discounted cash flow methodology that considered factors including the type of loan and related collateral, delinquency and credit classification status, fixed or variable interest rate, term of loan, whether or not the loan was amortizing, and current discount rates. Additional assumptions used included default rates, loss severity, payment curves, loss curves and prepayment speeds. Certain residential loans were grouped together according to similar characteristics and were treated in the aggregate when applying various valuation techniques. The discount rates used for loans were based on market rates for new originations of comparable loans at the time of acquisition, and included adjustments for liquidity concerns.

FDIC receivable:

        The $69.4 million FDIC receivable represented a receivable recognized by the Company for an amount due from the FDIC related to the disputed purchase price of certain investment securities. The FDIC assigned a purchase price to these securities that the Company believed to be higher than the price required by the FSB Agreement. The FSB Agreement incorporates dispute resolution procedures that describe the process by which disputes regarding interpretation, application, calculation of loss or calculation of payments regarding the loss share must be resolved. In 2009, the Company recognized an impairment charge on the full amount of the FDIC receivable due to concerns over collectability. See Note 19, Commitments and Contingencies, for additional discussion of resolution of this dispute.

FDIC indemnification asset:

        Fair value was estimated using projected cash flows related to the loss sharing agreements based on the expected reimbursements of losses and the applicable loss sharing percentages. These cash flows were discounted using a risk-free yield curve plus a premium reflecting the uncertainty related to the collection, amounts and timing of the cash flows and other liquidity concerns.

Bank owned life insurance:

        The fair value of bank owned life insurance was based on the amount that could be realized at the acquisition date from the underlying insurance contract.

OREO:

        OREO was recorded at estimated fair value, generally based on real estate appraisals or other market based indications of value, net of estimated costs of disposal.

Deferred tax asset, net:

        The deferred tax asset, net represented the tax effects of differences between the book bases and tax bases of certain assets acquired and liabilities assumed, including investment securities, loans, loss share receivable, time deposits and FHLB advances.

Goodwill:

        Goodwill represented the residual difference in the fair value of tangible and identifiable intangible assets acquired and liabilities assumed by Company along with the payment from the FDIC for assuming the net liabilities and reflects the market share and related benefits expected to result from the acquisition. Goodwill was assigned to the Company's single operating segment and reporting unit at the date of the Acquisition, community banking.

Core deposit intangible:

        The core deposit intangible asset represented the value of relationships with deposit customers. Fair value was estimated based on the present value of the expected cost savings attributable to core deposit funding relative to an alternative source of funding. In determining fair value, consideration was given to expected customer attrition rates, cost of the deposit base, reserve requirements and the net maintenance cost attributable to customer deposits.

Other assets:

        The fair value of other assets was determined based on management's assessment of the collectability and realizability of such assets at acquisition date.

Deposits:

        Fair values of transaction accounts acquired, including demand, savings and money market deposits, equaled the amount payable on demand at the acquisition date. The fair values of time deposits were estimated using a discounted cash flow calculation that applied interest rates being offered at the acquisition date to the contractual cash flows on such deposits.

Federal Home Loan Bank advances:

        The fair values of Federal Home Loan Bank advances were estimated using a discounted cash flow calculation that applied interest rates being offered at the acquisition date for advances with similar terms and remaining maturities to the contractual cash flows on such advances.

Other liabilities:

        The fair value of other liabilities was based primarily on their carrying amounts, which was considered a reasonable estimate based on the short-term nature of these liabilities. Included in other liabilities was the estimated fair value of the warrant issued to the FDIC in connection with the acquisition, amounting to $1.5 million.

        A summary of the covered loans acquired as of May 21, 2009 and the related discount is as follows (in thousands):

	Acquired Credit Impaired
	Unpaid Principal Balance	Additional Contractual Cash Flows	Total Estimated Contractual Cash Flows on Acquired Credit Impaired Loans	Non-ACI	Total
Real Estate Loans:
One-to-four family residential	$9,114,641	$4,047,208	$13,161,849	$212,847	$13,374,696
Home equity loans and lines of credit	284,222	82,164	366,386	220,434	586,820
Multi-family	124,785	48,072	172,857	6,032	178,889
Commercial real estate	566,990	245,204	812,194	40,582	852,776
Construction	187,025	99,338	286,363	377	286,740
Land	220,100	54,636	274,736	173	274,909

Total real estate loans	10,497,763	4,576,622	15,074,385	480,445	15,554,830

Other Loans
Commercial	131,590	21,746	153,336	51,434	204,770
Consumer	13,000	348	13,348	—	13,348

Total commercial and consumer loans	144,590	22,094	166,684	51,434	218,118

	$10,642,353	$4,598,716	15,241,069	531,879	15,772,948

Less: Non-accretable difference			8,714,344	—	8,714,344

Cash flows expected to be collected			6,526,725
Accretable discount			2,004,337	43,939	2,048,276

Total			$4,522,388	$487,940	$5,010,328

        The estimated contractual cash flows for the acquired non-credit-impaired loans at the acquisition date was $713.0 million.

        The following table presents the components of the FDIC indemnification asset at May 21, 2009 (in thousands):

	Loans	OREO	Total
Estimated portion of gross losses subject to FDIC indemnification:
Residential	$4,119,357	$18,860	$4,138,217
Commercial	411,095	—	411,095

Total	4,530,452	18,860	4,549,312
Fair value discount	1,103,681	2,741	1,106,422

FDIC indemnification asset at May 21, 2009	$3,426,771	$16,119	$3,442,890

        At the closing of the Acquisition on May 21, 2009, the Company paid transaction fees to related parties totaling $20.0 million and reimbursed those parties for $2.5 million in certain expenses related to the Acquisition. These fees and costs are included in non-interest expense for the period ended December 31, 2009.

        In October 2010, in two separate transactions, the Company acquired certain assets and assumed certain liabilities of a small business commercial leasing company and a municipal leasing company for total cash consideration of approximately $50.5 million. These transactions were determined to be business combinations and were accounted for using the acquisition method of accounting. The acquired businesses are complementary to the Company's commercial lending business strategy. The assets acquired and liabilities assumed were accounted for at their estimated fair values at the date of acquisition and included primarily lease receivables valued at $42.7 million, customer relationship intangible assets of $442 thousand, goodwill of $7.9 million, premises and equipment of $570 thousand, and customer deposits and other liabilities of $1.1 million. Goodwill resulted primarily from the value of an assembled workforce and related industry expertise. The results of operations of the acquired businesses have been included in the Company's financial statements from the date of acquisition. Pro-forma financial information is not presented due to immateriality of these acquisitions to the Company's overall financial position and results of operations.